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                                                                Preliminary Copy

                               PIERRE FOODS, INC.
                  9990 PRINCETON ROAD, CINCINNATI, OHIO 45246

          THIS PROXY IS SOLICITED ON BEHALF OF PIERRE FOODS' BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                    WEDNESDAY, JUNE 26, 2002, AT 10:00 A.M.



    The undersigned hereby appoints Norbert E. Woodhams and Pamela M. Witters, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of Common Stock that the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held in Detroit, Michigan on Wednesday, June 26, 2002, at 10:00 a.m., or at any adjournment or postponement thereof. Receipt of Notice of the Special Meeting of Shareholders and of the Proxy Statement is hereby acknowledged.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. A VOTE "FOR" PROPOSAL 2 WILL CONFER DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF THE SHAREHOLDERS TO THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. THE PIERRE FOODS BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH PROPOSAL.


1. Adoption and approval of the plan of share exchange included in an Amended and Restated Agreement and Plan of Share Exchange dated as of December 20, 2001, among Pierre Foods, Inc., PF Management, Inc., James C. Richardson, Jr. and David R. Clark.


        [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

2. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting, including the adjournment of the meeting to solicit additional proxies.

        [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE)
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                          (CONTINUED FROM OTHER SIDE)

                                           Dated:                         , 2002
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                                           -------------------------------------
                                           Signature(s) of Shareholder(s)

                                           IMPORTANT: PLEASE SIGN EXACTLY AS
                                           YOUR NAME(S) APPEAR(S) HEREON. WHERE
                                           SHARES ARE HELD JOINTLY, BOTH HOLDERS
                                           SHOULD SIGN. WHEN SIGNING AS
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR
                                           FULL TITLE AS SUCH. IF THE HOLDER IS
                                           A CORPORATION, THEN EXECUTE IN FULL
                                           CORPORATE NAME BY AUTHORIZED OFFICER.

    PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.